AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 14, 2013 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2013, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and SAI and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change for the Multimanager Aggressive Equity Portfolio (the “Portfolio”).

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Effective September 1, 2013, AllianceBernstein L.P. (“AllianceBernstein”) no longer serves as a sub-adviser to the Active Allocated Portion of the Portfolio. ClearBridge Investments, LLC, GCIC US Ltd, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc. and Westfield Capital Management Company, L.P. remain as sub-advisers to the Active Allocated Portion of the Portfolio. AllianceBernstein will continue to serve as a sub-adviser to the Index Allocated Portion of the Portfolio.

Effective September 1, 2013, the following information replaces in its entirety the information under the section “Who Manages the Portfolio – Sub-adviser: AllianceBernstein L.P. – Portfolio Managers” of the Prospectus:

Portfolio Manager: The individual primarily responsible for the management of the Index Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing a Portion of the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager	December 2009

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The following information hereby replaces in its entirety the information regarding AllianceBernstein L.P. under the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Aggressive Equity Portfolio” of the Prospectus:

Portfolio Manager

Judith DeVivo

The management of and investment decisions for the Index Allocated Portion of the Portfolio are made by AllianceBernstein’s Passive Equity Investment Team (“Passive Team”), which is responsible for management of all of AllianceBernstein’s Passive Equity accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager for the Passive Team, is primarily responsible for the day-to-day management of an Index Allocated Portion of the Portfolio.

Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time.

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Effective September 1, 2013, the information regarding Daniel Roarty and Amy Raskin in the section entitled “Who Manages the Portfolio – Sub-adviser: AllianceBernstein L.P. – Portfolio Manager” of the Prospectus is hereby deleted in its entirety.

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Effective September 1, 2013, the information regarding Daniel Roarty and Amy Raskin contained in the section entitled “Appendix B – Portfolio Manager Information – Multimanager Aggressive Equity Portfolio” of the SAI is hereby deleted in its entirety.

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